UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 4, 2007

SOLITRON DEVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-04978	22-1684144
(Commission File Number)	(IRS Employer Identification No.)

3301 ELECTRONICS WAY, WEST PALM BEACH, FLORIDA	33407
(Address of Principal Executive Offices)	(Zip Code)

(561) 848-4311
(Registrant's Telephone Number, Including Area Code)

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Registrant is filing this Current Report on Form 8-K/A solely to correct a typographical error contained in a Current Report on Form 8-K dated June 7, 2007 that the Registrant filed with the U.S. Securities and Exchange Commission on June 8, 2007 (“Form 8-K”). The Form 8-K erroneously reported and reflected on Exhibit 10.1 that the Registrant may issue up to 800,000 shares of its common stock under the Solitron Devices, Inc. 2007 Stock Incentive Plan ("Plan"). The correct amount that the Company may issue pursuant to the Plan is 700,000 shares of its common stock.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

SOLITRON DEVICES, INC. 2007 STOCK INCENTIVE PLAN

On June 4, 2007, the Board of Directors of Solitron Devices, Inc. (the “Company”) adopted the Solitron Devices, Inc. 2007 Stock Incentive Plan (the “Plan”). Pursuant to the Plan, the Company is authorized to grant incentive awards for up to 700,000 shares of common stock subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change.

SUMMARY OF THE PLAN

The following summary of the Plan is qualified in its entirety by reference to the text of the Plan which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Purpose. The purpose of the Plan is to enable the Company to attract, retain, reward and motivate eligible individuals by providing them with an opportunity to acquire or increase a proprietary interest in Solitron and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the eligible individuals and the shareholders of the Company.

Administration of the Plan. The Plan will be administered by a committee of the Board (the “Administrator”). The Administrator shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any award granted or any award agreement entered into thereto.

Types of Awards. Pursuant to the Plan, the Company may grant common stock, options, restricted stock, stock appreciation rights to eligible individuals.

Eligible Individuals. All employees, officers, director (employee or non-employee directors) of the Company are eligible to receive awards under the Plan.

Shares Subject to the Plan. The Company may issue up to 700,000 shares of its common stock pursuant to the Plan.

Amendments to the Plan. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of common stock as to which awards have not been granted.

Termination of the Plan. The Plan will terminate on June 4, 2017.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1	Solitron Devices, Inc. 2007 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITRON DEVICES, INC.

June 11, 2007	/s/ Shevach Saraf Chairman of the Board, President Chief Executive Officer, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Solitron Devices, Inc. 2007 Stock Incentive Plan